Exhibit 99.1

Anthony Pompliano, ProCap BTC and Columbus Circle Capital Corp I to Implement Moonshot Earnout and Compensation Structure Following Closing of Business Combination

CEO Anthony Pompliano to be paid a $1 salary and 100% of his equity compensation is structured in a “moonshot” compensation package dependent on ProCap Financial achieving certain performance milestones

●	Members of ProCap Financial’s Board of Directors to receive 100% of their equity compensation in performance-based structure

●	Columbus Circle I Sponsor Corp and Professional Capital Management put 100% of their founding equity in a long-term, performance-oriented structure to ensure long-term shareholder alignment

New York, New York, Dec. 04, 2025 (GLOBE NEWSWIRE) -- ProCap Financial, Inc. (the “Company”) today announced a landmark decision to implement a “moonshot” compensation structure for CEO Anthony Pompliano, the Board of Directors, and all founding equity held by Columbus Circle I Sponsor Corp LLC (the “Sponsor”) and Professional Capital Management. The “moonshot” compensation structure was created to align CEO Anthony Pompliano and the Board of Directors with the long-term interests of shareholders.

This decision comes after Columbus Circle Capital Corp I (Nasdaq: BRR) (“BRR”) shareholders voted to approve the business combination between ProCap BTC, LLC (“ProCap BTC”) and BRR.

The Company believes it is the first public company in capital markets history to adopt the “moonshot” compensation structure, which includes:

●	CEO Anthony Pompliano will be paid a $1 annual salary and 100% of his personal equity compensation will be dependent on the Company achieving significant milestones. Mr. Pompliano’s equity compensation does not begin vesting until the Company’s stock price hits $15 per share and continues to vest in $2.50 per share increments until $50 per share.

●	Members of the Board of Directors will take 100% of their equity compensation in a performance-based structure. Each director’s equity compensation begins vesting at $12.50 per share and continues to vest in $2.50 per share increments until $20 per share.

●	The Sponsor and Professional Capital Management will put 100% of their founding equity in a long-term, performance-oriented structure. This founding equity vests when the stock hits either $10.21 per share, bitcoin’s price hits $140,000 per coin, or certain time milestones are reached.

This decision by ProCap Financial and its leadership represents the novel structure where all founding equity has been subject to performance milestones following a de-SPAC transaction.

"The financial system is broken for everyone except the ultra-wealthy," said Anthony Pompliano, CEO of ProCap BTC and ProCap Financial. "We are building ProCap Financial on a principle that we believe should be standard across all public companies: CEOs and boards of directors should get paid when shareholders win. This performance-based structure will ensure our interests are aligned with investors from day one. We're excited to bring ProCap Financial to the public markets to create a transparent and modern financial services company designed to empower independent investors with the products and opportunities they deserve."

"We are pleased that our shareholders approved the business combination with ProCap BTC," said Gary Quin, CEO of Columbus Circle Capital Corp I. "Anthony and his team are building a unique platform focused on serving independent investors. We believe in the team's strategy, leadership, and ability to execute, and are proud to help bring ProCap Financial to the public markets. We are particularly proud to be a part of this new movement toward performance oriented equity and compensation structures and believe it is a model for how public companies should operate."

The Business Combination is anticipated to close on or about December 5, 2025, subject to the satisfaction or waiver of all closing conditions. Following the close of the transaction, ProCap Financial will begin trading on the Nasdaq Global Market under the symbol “BRR.”

About ProCap BTC

ProCap BTC is a modern financial services firm leveraging bitcoin. ProCap BTC has raised more than $750 million from leading investors across traditional finance and the Bitcoin industry. As part of that fundraise, ProCap BTC entered into a Business Combination Agreement with Columbus Circle Capital Corp I to create ProCap Financial, Inc., which aims to offer products and services designed to improve the financial lives of 1 billion people.

About Columbus Circle Capital Corp I

Columbus Circle Capital Corp I (NASDAQ: BRR) is a Cayman Islands–incorporated blank check company formed to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Columbus Circle Capital Corp I is led by Chairman and CEO Gary Quin, a veteran investment banker with over 25 years of experience in cross-border M&A, private equity, and capital markets; COO Dan Nash, a skilled investment banker, with a strong track record in SPAC execution and building high-growth advisory platforms; and CFO Joseph W. Pooler, Jr., who brings decades of public company financial leadership.

In connection with the Proposed Transactions (as defined herein) by and among ProCap BTC, ProCap Financial and BRR, ProCap Financial has filed with SEC a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which became effective on November 8, 2025, and the final prospectus filed with the SEC  on November 10, 2025 (the "Prospectus"), and BRR has filed a definitive proxy statement with the SEC on November 12, 2025 (the “Proxy Statement”) in connection with (i) the proposed Business Combination, to be effected subject to and in accordance with the terms of the Business Combination Agreement dated as of June 23, 2025 (as amended on July 28, 2025, and as may be further modified, amended or supplemented from time to time, the “Business Combination Agreement”), by and among ProCap BTC, ProCap Financial, BRR, Crius SPAC Merger Sub, Inc., a Delaware corporation, Crius Merger Sub, LLC, a Delaware limited liability company and Inflection Points Inc, d/b/a Professional Capital Management, a Delaware corporation (collectively with all of the related actions and transactions contemplated by such agreement, the “Business Combination”), (ii) a private placement of non-voting preferred units (“ProCap BTC Preferred Units”) of ProCap BTC to certain “qualified institutional buyers” as defined in Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), or institutional “accredited investors” (as defined in Rule 506 of Regulation D)(such investors, “qualifying institutional investors”) (the “Preferred Equity Investment”) pursuant to preferred equity subscription agreements, and (iii) commitments by qualifying institutional investors to purchase convertible notes (“Convertible Notes”) issuable in connection with the closing of the Proposed Transactions by ProCap Financial (the “Convertible Note Offering” and, together with the Preferred Equity Investment and the Business Combination, the “Proposed Transactions”) pursuant to convertible notes subscription agreements. The Proxy Statement and other relevant documents have been mailed to shareholders of BRR as of the Record Date. BRR and/or ProCap Financial will also file other documents regarding the Proposed Transactions with the SEC. This communication does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions.

Investors and security holders will also be able to obtain copies of the Registration Statement, the Prospectus, and the Proxy Statement and all other documents filed or that will be filed with the SEC by BRR and ProCap Financial, without charge, once available, on the SEC’s website at www.sec.gov, or by directing a request to: Columbus Circle Capital Corp. I, 3 Columbus Circle, 24th Floor, New York, NY 10019; e-mail: IR@ColumbusCircleCap.com, or upon written request to ProCap Financial Inc. at 600 Lexington Ave., Floor 2, New York, NY 10022, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The offer and sale of the Convertible Notes to be issued by ProCap Financial pursuant to the Convertible Note Offering and the offer and sale of the ProCap BTC Preferred Units in the Preferred Equity Investment, in connection with the Proposed Transactions, has not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Participants in Solicitation

BRR, ProCap BTC, ProCap Financial and their respective directors, executive officers, certain of their shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from BRR’s shareholders in connection with the Proposed Transactions. A list of the names of such persons, and information regarding their interests in the Proposed Transactions and their ownership of BRR’s securities are, or will be, contained in BRR’s filings with the SEC, including the final prospectus for BRR’s initial public offering filed with the SEC on May 19, 2025 (the “IPO Prospectus”). Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of BRR’s shareholders in connection with the Proposed Transactions, including the names and interests of ProCap BTC’s and ProCap Financial’s respective directors or managers and executive officers is contained in the Registration Statement, the Prospectus, and the Proxy Statement. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This communication and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of BRR, ProCap BTC or ProCap Financial, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Proposed Transactions involving ProCap Financial, ProCap BTC, and BRR, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding ProCap BTC, ProCap Financial, BRR and the Proposed Transactions, statements regarding the anticipated benefits and timing of the completion of the Proposed Transactions, the assets that may be held by ProCap BTC and ProCap Financial and the value thereof, the price and volatility of bitcoin, bitcoin’s growing prominence as a digital asset and as the foundation of a new financial system, ProCap Financial’s listing on any securities exchange, the macro and political conditions surrounding bitcoin, the planned business strategy including ProCap Financial’s ability to develop a corporate architecture capable of supporting financial products built with and on bitcoin including native lending models, capital market instruments, and future innovations that will replace legacy financial tools with bitcoin-aligned alternatives, plans and use of proceeds, objectives of management for future operations of ProCap Financial, the upside potential and opportunity for investors, ProCap Financial’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the Proposed Transactions, the satisfaction of closing conditions to the Proposed Transactions and the level of redemptions of BRR’s public shareholders, and ProCap Financial’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: the risk that the Proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of BRR’s securities; the risk that the Proposed Transactions may not be completed by BRR’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Proposed Transactions; failure to realize the anticipated benefits of the Proposed Transactions; the level of redemptions of the BRR’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of BRR or the shares of common stock, par value $0.001 per share, of ProCap Financial (“Pubco Common Stock”) to be listed in connection with the Proposed Transactions; the insufficiency of the third-party fairness opinion for the board of directors of BRR in determining whether or not to pursue the Proposed Transactions; the failure of ProCap Financial to obtain or maintain the listing of its securities on any securities exchange after the closing of the Proposed Transactions; risks associated with BRR, ProCap BTC and ProCap Financial’s ability to consummate the Proposed Transactions timely or at all, including in connection with potential regulatory delays or impediments, changes in bitcoin prices or for other reasons; costs related to the Proposed Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to ProCap Financial’s anticipated operations and business, including the highly volatile nature of the price of bitcoin; the risk that ProCap Financial’s stock price will be highly correlated to the price of bitcoin and the price of bitcoin may decrease between the signing of the definitive documents for the Proposed Transactions and the closing of the Proposed Transactions or at any time after the closing of the Proposed Transactions; asset security and risks associated with BRR, ProCap BTC and ProCap Financial’s ability to consummate the Proposed Transactions timely or at all, including in connection with potential regulatory delays or impediments, changes in bitcoin prices or for other reasons; risks related to increased competition in the industries in which ProCap Financial will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding bitcoin; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks related to the ability of ProCap BTC and ProCap Financial to execute their business plans; the risks that launching and growing ProCap Financial’s bitcoin treasury advisory and services in digital marketing and strategy could be difficult; challenges in implementing ProCap Financial’s business plan, due to operational challenges, significant competition and regulation; risks associated with the possibility of ProCap Financial being considered to be a “shell company” by any stock exchange on which ProCap Financial’s common stock will be listed or by the SEC, which may impact ProCap Financial’s ability to list Pubco Common Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities, which could impact materially the time, cost and ability of ProCap Financial to raise capital after the closing of the Proposed Transactions; the outcome of any potential legal proceedings that may be instituted against ProCap Financial, ProCap BTC, BRR or others in connection with or following the announcement of the Proposed Transactions, and those risk factors discussed in documents that ProCap Financial and/or BRR filed, or that will be filed, with the SEC, including as set forth in the Registration Statement filed with the SEC in connection with the Proposed Transactions.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the IPO Prospectus, BRR’s Quarterly Reports on Form 10-Q and BRR’s Annual Reports on Form 10-K that will be filed by BRR from time to time, the Registration Statement and Prospectus that has been filed by ProCap Financial and the Proxy Statement filed by BRR, and other documents that have been or will be filed by BRR and ProCap Financial from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither BRR nor ProCap Financial presently know or that BRR and ProCap Financial currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of BRR, ProCap BTC, and ProCap Financial assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither BRR, ProCap BTC, nor ProCap Financial gives any assurance that any of BRR, ProCap BTC or ProCap Financial will achieve their respective expectations. The inclusion of any statement in this communication does not constitute an admission by BRR, ProCap BTC or ProCap Financial or any other person that the events or circumstances described in such statement are material.

MEDIA CONTACTS

Erica Chase
press@procapfinancial.com

Dan Nash
IR@ColumbusCircleCap.com

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